FIRST QUARTER 2020 FINANCIAL RESULTS APRIL 28, 2020

CAUTIONARY STATEMENT This presentation contains forward-looking statements concerning Advanced Micro Devices, Inc. (AMD) such as the expected number of Ryzen-powered consumer and commercial notebooks from OEMs; expectations and deployment of the exascale-class supercomputer, El Capitan; the features, functionality, performance, availability, timing and expected benefits of AMD products; AMD’s financial outlook for the second quarter of 2020 and fiscal 2020, including, revenue, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating expenses as a percentage of revenue, non-GAAP interest expense, taxes and other, non-GAAP taxes, and diluted share count; AMD’s leadership roadmaps, execution excellence, sustained market share gains and strong financial returns, which are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are commonly identified by words such as "would," "may," "expects," "believes," "plans," "intends," "projects" and other terms with similar meaning. Investors are cautioned that the forward-looking statements in this presentation are based on current beliefs, assumptions and expectations, speak only as of the date of this presentation and involve risks and uncertainties that could cause actual results to differ materially from current expectations. Such statements are subject to certain known and unknown risks and uncertainties, many of which are difficult to predict and generally beyond AMD's control, that could cause actual results and other future events to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Material factors that could cause actual results to differ materially from current expectations include, without limitation, the following: The ongoing COVID-19 pandemic could materially adversely affect our business, financial condition and results of operations; Intel Corporation’s dominance of the microprocessor market and its aggressive business practices; the ability of third party manufacturers to manufacture AMD's products on a timely basis in sufficient quantities and using competitive technologies; expected manufacturing yields for AMD’s products; AMD's ability to introduce products on a timely basis with features and performance levels that provide value to its customers while supporting and coinciding with significant industry transitions; AMD's ability to generate sufficient revenue and operating cash flow or obtain external financing for research and development or other strategic investments; the loss of a significant customer; AMD's ability to generate revenue from its semi-custom SoC products; global economic uncertainty; political, legal, economic risks and natural disasters; government actions and regulations such as export administration regulations, tariffs and trade protection measures may limit our ability to export our products to certain customers; potential security vulnerabilities; potential IT outages, data loss, data breaches and cyber-attacks; the ability of GlobalFoundries Inc.to satisfy AMD’s manufacturing requirements; uncertainties involving the ordering and shipment of AMD’s products; quarterly and seasonal sales patterns; the restrictions imposed by agreements governing AMD’s notes and the secured credit facility; the competitive markets in which AMD’s products are sold; the potential dilutive effect if the 2.125% Convertible Senior Notes due 2026 are converted; the market conditions of the industries in which AMD products are sold; AMD’s reliance on third-party intellectual property to design and introduce new products in a timely manner; AMD's reliance on third-party companies for the design, manufacture and supply of motherboards, software and other computer platform components; AMD's reliance on Microsoft Corporation and other software vendors' support to design and develop software to run on AMD’s products; AMD’s reliance on third-party distributors and add-in-board partners; future impairments of goodwill and technology license purchases; AMD’s ability to attract and retain qualified personnel; AMD's indebtedness; AMD's ability to generate sufficient cash to service its debt obligations or meet its working capital requirements; AMD's ability to repurchase its outstanding debt in the event of a change of control; the cyclical nature of the semiconductor industry; the impact of acquisitions, joint ventures and/or investments on AMD's business; the impact of modification or interruption of AMD’s internal business processes and information systems; the availability of essential equipment, materials or manufacturing processes; compatibility of AMD’s products with some or all industry-standard software and hardware; costs related to defective products; the efficiency of AMD's supply chain; AMD's ability to rely on third party supply-chain logistics functions; AMD’s stock price volatility; worldwide political conditions; unfavorable currency exchange rate fluctuations; AMD’s ability to effectively control the sales of its products on the gray market; AMD's ability to adequately protect its technology or other intellectual property; current and future claims and litigation; potential tax liabilities; and environmental laws, conflict minerals-related provisions and other laws or regulations. Investors are urged to review in detail the risks and uncertainties in AMD's Securities and Exchange Commission filings, including but not limited to AMD's Annual Report on Form 10-K for the year ended December 28, 2019. NON-GAAP FINANCIAL MEASURES In this presentation, in addition to GAAP financial results, AMD has provided non-GAAP financial measures including non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP net income, non-GAAP earnings per share, free cash flow, and Adjusted EBITDA. We use a normalized tax rate in our computation of the non-GAAP income tax provision to provide better consistency across the reporting periods. For fiscal 2020, the projected non-GAAP tax rate is 3%. AMD is providing these financial measures because it believes this non-GAAP presentation makes it easier for investors to compare its operating results for current and historical periods and also because AMD believes it assists investors in comparing AMD’s performance across reporting periods on a consistent basis by excluding items that it does not believe are indicative of its core operating performance and for the other reasons described in the footnotes to the selected data tables at the end of AMD’s earnings press release. The non-GAAP financial measures disclosed in this presentation should be viewed in addition to and not as a substitute for or superior to AMD’s reported results prepared in accordance with GAAP and should be read only in conjunction with AMD’s Consolidated Financial Statements prepared in accordance with GAAP. These non-GAAP financial measures referenced are reconciled to their most directly comparable GAAP financial measures in the Appendices at the end of this presentation. This presentation also contains forward-looking non-GAAP measures concerning AMD’s financial outlook such as gross margin, operating expenses, interest expense, taxes and other. Non-GAAP adjustments relating to the financial outlook typically includes stock-based compensation, non-cash interest expense related to convertible debt, provision for (benefit from) for income taxes, equity (income) loss in investee, and other non-recurring items such as loss on debt redemption/conversion, impairment charges, and loss contingency on legal matters. The timing and impact of such non-GAAP adjustments are dependent on future events that may be uncertain or outside of AMD's control. These forward-looking non-GAAP measures are based on current expectations, assumptions and beliefs that involve numerous risks and uncertainties. 2 FIRST QUARTER 2020 FINANCIAL RESULTS | APRIL 28, 2020

OUR JOURNEY High-Performance Disruptive Solutions Strong and Best-in-Class Computing Combining CPUs Predictable Growth Leadership and GPUs Execution Franchise 3 FIRST QUARTER 2020 FINANCIAL RESULTS | APRIL 28, 2020

OUR TECHNOLOGY INVESTMENTS INDUSTRY-LEADING IP ADVANCED TECHNOLOGY DATA CENTER LEADERSHIP PC/GAMING SOLUTIONS Delivering Multi-generational Leadership Process, Innovation in Cloud, Driving Leadership PC Leadership CPU and GPU Packaging and Interconnect Enterprise, and Accelerated Experiences and Gaming Roadmaps Technology Computing Solutions 4 FIRST QUARTER 2020 FINANCIAL RESULTS | APRIL 28, 2020

OUR BEST PRODUCT PORTFOLIO EVER Leadership Desktop Processors Leadership Ultrathin and Unmatched High-end Desktop Price-performance Leadership Up to 64 “Zen 2” Cores with with up to 16 “Zen 2” Cores Gaming Notebook Processors with up to 64 “Zen 2” Cores with New RDNA Architecture up to 50% Lower TCO PERFORMANCE LEADERSHIP FROM NOTEBOOK TO DESKTOP TO DATA CENTER 5 FIRST QUARTER 2020 FINANCIAL RESULTS | APRIL 28, 2020 Based on Virtualization See Endnote ROM-557

FINANCIAL SUMMARY Q1 2020¹ ▪ Revenue of $1.79 billion, up 40% y/y and down 16% q/q Quarterly Revenue ($B) ‒ Up y/y driven primarily by Computing and Graphics segment revenue ‒ Down q/q due to lower revenue in both segments +40% y/y ‒ Navigated pockets of supply chain disruption and demand shifts caused by COVID-19 $1.79 ▪ Gross margin of 46% ‒ Up 5 percentage points y/y and 1 percentage point q/q, primarily driven by $1.27 RyzenTM and EPYCTM processor sales ▪ Operating expenses of $641 million GAAP, $584 million non-GAAP ▪ Profitability improvements y/y ‒ Operating income of $177 million; Non-GAAP operating income of $236 million ‒ Net income of $162 million; Non-GAAP net income of $222 million ‒ Diluted EPS of $0.14; Non-GAAP diluted EPS of $0.18 ▪ Cash, cash equivalents and marketable securities of $1.4 billion Q1 2019 Q1 2020 ▪ Operating Cash Flow and Free Cash Flow improvements y/y 1. See Appendices for GAAP to Non-GAAP reconciliation 6 FIRST QUARTER 2020 FINANCIAL RESULTS | APRIL 28, 2020

COMPUTING AND GRAPHICS SEGMENT Q1 2020 ▪ Revenue of $1.44 billion ‒ Up 73% y/y primarily driven by strong Ryzen processor and RadeonTM product channel sales ‒ Down 13% q/q primarily due to lower graphics processor sales ▪ Average Selling Price (ASP) ‒ Client processor ASP up y/y driven by Ryzen processor sales and down slightly q/q due to higher notebook sales ‒ GPU ASP down y/y and q/q due to product mix ▪ Operating income of $262 million ‒ Up $246 million y/y driven by significantly higher revenue and down $98 million q/q primarily due to lower revenue ▪ Strategic news ‒ Record quarterly notebook revenue ‒ Gained commercial momentum with new Lenovo and HP systems ‒ Strong initial ramp of Ryzen Mobile 4000 processors ‒ Expecting over 135 new Ryzen-powered consumer and commercial notebooks from OEMs in the coming quarters ‒ Apple announced notebooks with Radeon 5000M mobile GPUs ‒ Microsoft Azure added virtual machines powered by Radeon Instinct MI25 GPUs 7 FIRST QUARTER 2020 FINANCIAL RESULTS | APRIL 28, 2020

ENTERPRISE, EMBEDDED AND SEMI-CUSTOM SEGMENT Q1 2020 ▪ Revenue of $348 million ‒ Down 21% y/y and 25% q/q primarily due to lower semi-custom sales, partially offset by higher EPYC processor sales ▪ Operating loss of $26 million ‒ As compared to operating income of $68 million in Q1 2019, which included a $60 million licensing gain ‒ As compared to operating income of $45 million in Q4 2019, which had higher revenue and lower operating expenses ▪ Strategic news ‒ Server unit shipments grew by double-digit percentage q/q ‒ EPYC CPUs and Radeon Instinct GPUs will power Lawrence Livermore National Laboratory El Capitan Supercomputer ‒ Microsoft Azure, Google and IBM announced new 2nd Gen AMD EPYC processor offerings ‒ Higher demand from Cloud providers to accommodate working and learning from home 8 FIRST QUARTER 2020 FINANCIAL RESULTS | APRIL 28, 2020

REVENUE TREND ($ IN MILLIONS) $2,127 +40% y/y $1,801 $1,756 $1,786 $1,653 $1,531 $1,419 $1,272 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 STRONG Y/Y REVENUE GROWTH 9 FIRST QUARTER 2020 FINANCIAL RESULTS | APRIL 28, 2020

GROSS MARGIN TREND (AS A PERCENTAGE OF REVENUE, GAAP AND NON-GAAP)¹ +5pp y/y 41% 45% 46% 43% 40% 41% 41% 37% 38% 2 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 SOLID Y/Y GROSS MARGIN EXPANSION 1. See Appendices for GAAP to Non-GAAP reconciliation 2. Gross margin for both GAAP and Non-GAAP are the same for all periods except as indicated for Q4 2018 10 FIRST QUARTER 2020 FINANCIAL RESULTS | APRIL 28, 2020

EARNINGS PER SHARE TREND (GAAP) +$0.13 y/y $0.15 $0.14 $0.11 $0.11 $0.09 $0.04 $0.03 $0.01 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 SIGNIFICANT Y/Y GROWTH IN EARNINGS PER SHARE 11 FIRST QUARTER 2020 FINANCIAL RESULTS | APRIL 28, 2020

EARNINGS PER SHARE TREND (NON-GAAP)¹ $0.32 +$0.12 y/y $0.18 $0.18 $0.14 $0.13 $0.08 $0.08 $0.06 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 SIGNIFICANT Y/Y GROWTH EARNINGS PER SHARE 12 FIRST QUARTER 2020 FINANCIAL RESULTS | APRIL 28, 2020 1. See Appendices for GAAP to Non-GAAP reconciliation

Q1 2020 SUMMARY P&L – GAAP Q1 2020 Q1 2019 Y/Y Q4 2019 Q/Q Revenue $1,786M $1,272M Up 40% $2,127M Down 16% Gross Margin $818M $521M Up $297M $949M Down $131M Gross Margin % 46% 41% Up 5pp 45% Up 1pp Operating Expenses $641M $543M Up $98M $601M Up $40M Operating Expense/Revenue % 36% 43% Down 7pp 28% Up 8pp Operating Income $177M $38M Up $139M $348M Down $171M Net Income $162M $16M Up $146M $170M Down $8M Earnings Per Share¹ $0.14 $0.01 Up $0.13 $0.15 Down $0.01 INCREASED PROFITABILITY Y/Y 13 FIRST QUARTER 2020 FINANCIAL RESULTS | APRIL 28, 2020 1. See Appendices for share count reference

Q1 2020 SUMMARY P&L – NON-GAAP¹ Q1 2020 Q1 2019 Y/Y Q4 2019 Q/Q Revenue $1,786M $1,272M Up 40% $2,127M Down 16% Gross Margin $820M $522M Up $298M $950M Down $130M Gross Margin % 46% 41% Up 5pp 45% Up 1pp Operating Expenses $584M $498M Up $86M $545M Up $39M Operating Expense/Revenue % 33% 39% Down 6pp 26% Up 7pp Operating Income $236M $84M Up $152M $405M Down $169M Net Income $222M $62M Up $160M $383M Down $161M Earnings Per Share¹ $0.18 $0.06 Up $0.12 $0.32 Down $0.14 INCREASED PROFITABILITY Y/Y 14 FIRST QUARTER 2020 FINANCIAL RESULTS | APRIL 28, 2020 1. See Appendices for GAAP to Non-GAAP reconciliation and share count reference

Q1 2020 SEGMENT RESULTS Q1 2020 Q1 2019 Y/Y Q4 2019 Q/Q Computing and Graphics Net Revenue $1,438M $831M Up 73% $1,662M Down 13% Operating Income $262M $16M Up $246M $360M Down $98M Enterprise, Embedded and Semi- Custom Net Revenue $348M $441M Down 21% $465M Down 25% Operating Income (Loss) $(26M) $68M Down $94M $45M Down $71M All Other Category Operating Loss $(59M) $(46M) Down $13M $(57M) Down $2M TOTAL Net Revenue $1,786M $1,272M Up $514M $2,127M Down $341M Operating Income $177M $38M Up $139M $348M Down $171M 15 FIRST QUARTER 2020 FINANCIAL RESULTS | APRIL 28, 2020

Q1 2020 SUMMARY BALANCE SHEET ITEMS Q1 2020 Q1 2019 Y/Y Q4 2019 Q/Q Cash, Cash Equivalents & Marketable $1,385M $1,194M Up $191M $1,503M Down $118M Securities Accounts Receivable, Net $1,691M $1,241M Up $450M $1,859M Down $168M Inventories, Net $1,056M $955M Up $101M $982M Up $74M Total Debt (principal amount)1 $563M $1,363M Down $800M $563M Flat Total Debt, Net1 $488M $1,094M Down $606M $486M Up $2M 1. See Appendices for Total Debt reconciliation 16 FIRST QUARTER 2020 FINANCIAL RESULTS | APRIL 28, 2020

TOTAL CASH BALANCE¹ ($ IN MILLIONS) $1,503 $1,385 $1,194 $1,209 $1,156 $1,128 $1,056 $983 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 STABLE NET CASH POSITION 17 FIRST QUARTER 2020 FINANCIAL RESULTS | APRIL 28, 2020 1. Cash, cash equivalents and marketable securities

DEBT AND LEVERAGE TREND (DEBT PRINCIPAL AMOUNT, TRAILING TWELVE MONTHS ADJUSTED EBITDA AND NET INCOME TREND, $ IN MILLIONS)¹·²·³ Debt Balance TTM Adjusted EBITDA Leverage Ratio $1,685 $1,588 $1,528 $1,363 $1,293 $1,236 $1,087 2.5x $1,062 2.2x 1.9x $803 1.8x 1.9x $709 $737 $745 $666 $672 1.5x $563 $563 0.5x 0.5x Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 TTM GAAP Net Income $239 $280 $337 $272 $191 $209 $341 $487 ACCESSED $200M FROM $500M REVOLVING LINE OF CREDIT IN EARLY Q2 2020 1. See Appendices for reconciliation to Total Debt (Net) 2. See Appendices for TTM Adjusted EBITDA and TTM GAAP Net Income 3. Gross Leverage = Principal debt divided by TTM adjusted EBITDA 18 FIRST QUARTER 2020 FINANCIAL RESULTS | APRIL 28, 2020

AMD RESPONSE TO COVID-19 ▪ AMD is contributing over $2 million in monetary and medical PPE donations ▪ AMD joined forces with medical research to help fight the global pandemic: ‒ Launched a COVID-19 High Performance Computing Fund with an initial donation of $15 million of high-performance systems powered by AMD EPYC CPUs and AMD Radeon Instinct GPUs ‒ Contributing AMD Radeon Instinct MI50 GPUs to the Lawrence Livermore National Laboratory to upgrade their Corona high performance computing cluster ‒ The upgrades will nearly double peak system performance and will be made available to researchers through the COVID-19 High Performance Computing Consortium. ▪ AMD joined the White House COVID-19 High Performance Computing Consortium that brings together government, industry and university leaders to provide free compute time and resources on world-class supercomputers to help fight the global pandemic 19 FIRST QUARTER 2020 FINANCIAL RESULTS | APRIL 28, 2020

Q2 2020 AND FY 2020 FINANCIAL OUTLOOK – NON-GAAP[1]

	Q2 2020	FY 2020
Revenue	~$1.85 Billion +/- $100 Million	Growth of ~25% +/- 5 percentage points
Gross Margin %	~44%	~45%
Operating Expenses Operating Expenses/Revenue %	~$600M	~29%
Interest Expense, Taxes and Other	~$20 Million	--
Taxes	--	~3% of pre-tax income
Diluted Share Count[2]	1.23 billion shares	1.23 billion shares

1. These are forward-looking statements. See Cautionary Statement on Slide 2. AMD's outlook statements are based on current expectations as of April 28, 2020. AMD undertakes no intent or obligation to publicly update or revise its outlook statements whether as a result of new information, future events or otherwise, except to the extent that disclosure may be required by law. All items except revenue are on a non-GAAP basis.
2. Refer to Diluted Share Count overview in the Appendices

20 FIRST QUARTER 2020 FINANCIAL RESULTS | APRIL 28, 2020

AMD

Q1 2020 SUMMARY Quarterly Revenue Growth Driven by Strong Y/Y Significant Y/Y Increased 40% Y/Y Ryzen and EPYC Gross Margin Net Income and Processor Sales Expansion EPS Growth 21 FIRST QUARTER 2020 FINANCIAL RESULTS | APRIL 28, 2020

BUILDING THE BEST Leadership Execution Sustained Market Strong Roadmaps Excellence Share Gains Financial Returns 22 FIRST QUARTER 2020 FINANCIAL RESULTS | APRIL 28, 2020

APPENDICES Reconciliation of GAAP to Non-GAAP Gross Margin (Millions) Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 GAAP gross margin $ 652 $ 661 $ 537 $ 521 $ 621 $ 777 $ 949 $ 818 GAAP gross margin % 37% 40% 38% 41% 41% 43% 45% 46% Impairment of technology licenses – – 45 – – – – – Stock-based compensation 1 1 1 1 2 2 1 2 Non-GAAP gross margin $ 653 $ 662 $ 583 $ 522 $ 623 $ 779 $ 950 $ 820 Non-GAAP gross margin % 37% 40% 41% 41% 41% 43% 45% 46% Reconciliation of GAAP to Non-GAAP Operating Expenses (Millions) Q1'20 Q1'19 Q4'19 GAAP operating expenses $ 641 $ 543 $ 601 GAAP Operating Expenses/Revenue % 36% 43% 28% Stock-based compensation 57 40 56 Loss contingency on legal matter – 5 – Non-GAAP operating expenses $ 584 $ 498 $ 545 Non-GAAP Operating Expenses/Revenue % 33% 39% 26% 23 FIRST QUARTER 2020 FINANCIAL RESULTS | APRIL 28, 2020

APPENDICES Reconciliation of GAAP Operating Income to Non-GAAP Operating Income (Millions) Q1'20 Q1'19 Q4'19 GAAP operating income $ 177 $ 38 $ 348 Stock-based compensation 59 41 57 Loss contingency on legal matter – 5 – Non-GAAP operating income $ 236 $ 84 $ 405 Reconciliation of GAAP Net Income to Adjusted EBITDA (Calculated as Trailing Twelve Months) (Millions) Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 GAAP net income $ 239 $ 280 $ 337 $ 272 $ 191 $ 209 $ 341 $ 487 Interest expense 124 123 121 117 111 105 94 80 Other (income) expense, net (1) 2 – 8 6 36 165 154 Provision for (benefit from) income taxes 24 14 (9) (30) (34) (39) 31 50 Equity loss (income) in investee 4 2 2 2 1 – – (1) Stock-based compensation 115 122 137 146 158 176 197 215 Depreciation and amortization 161 166 170 172 182 201 222 244 Impairment of technology licenses – – 45 45 45 45 – – Loss contingency on legal matter – – – 5 12 12 12 7 Adjusted EBITDA $ 666 $ 709 $ 803 $ 737 $ 672 $ 745 $ 1,062 $ 1,236 24 FIRST QUARTER 2020 FINANCIAL RESULTS | APRIL 28, 2020

APPENDICES

Reconciliation of GAAP to Non-GAAP Net Income / Earnings Per Share

(Millions, except per share data)	Q2'18		Q3'18		Q4'18		Q1'19		Q2'19		Q3'19		Q4'19		Q1'20	
GAAP net income / earnings per share	$ 116	$ 0.11	$ 102	$ 0.09	$ 38	$ 0.04	$ 16	$ 0.01	$ 35	$ 0.03	$ 120	$ 0.11	$ 170	$ 0.15	$ 162	$ 0.14
Loss on debt redemption/conversion	–	–	6	–	5	–	8	0.01	–	–	40	0.03	128	0.10	–	–
Non-cash interest expense related to convertible debt	6	–	6	0.01	6	0.01	6	0.01	6	–	6	–	4	–	2	–
Stock-based compensation	33	0.03	36	0.03	36	0.03	41	0.04	45	0.04	54	0.04	57	0.05	59	0.04
Impairment of technology licenses	–	–	–	–	45	0.04	–	–	–	–	–	–	–	–	–	–
Equity (income) loss in investee	1	–	–	–	–	–	1	–	–	–	(1)	–	–	–	–	–
Loss contingency on legal matter	–	–	–	–	–	–	5	–	7	0.01	–	–	–	–	–	–
Provision for (benefit from) income taxes	–	–	–	–	–	–	(15)	(0.01)	(1)	–	–	–	24	0.02	(1)	–
Withholding tax refund including interest	–	–	–	–	(43)	(0.04)	–	–	–	–	–	–	–	–	–	–
Non-GAAP net income / earnings per share	$ 156	$ 0.14	$ 150	$ 0.13	$ 87	$ 0.08	$ 62	$ 0.06	$ 92	$ 0.08	$ 219	$ 0.18	$ 383	$ 0.32	$ 222	$ 0.18

Shares used and net income adjustment in earnings per share calculation	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19	Q3'19	Q4'19	Q1'20
Shares used in per share calculation (GAAP) (1)	1,147	1,076	1,079	1,094	1,109	1,117	1,188	1,224
Interest expense add back to GAAP net income (1)	$ 11	$ -	$ -	$ -	$ -	$ -	$ 4	$ 4
Shares used in per share calculation (Non-GAAP)	1,147	1,177	1,180	1,195	1,210	1,212	1,216	1,224
Interest expense add back to Non-GAAP net income	$ 5	$ 5	$ 5	$ 5	$ 5	$ 4	$ 2	$ 2

(1) Q2'18 GAAP diluted EPS calculation includes 100.6 million shares related to the Company's 2026 Convertible Notes and the associated $11 million interest expense add-back to net income under the "if converted" method. Q4'19 and Q1'20 GAAP diluted EPS calculation includes 31 million shares related to the Company's 2026 Convertible Notes and the associated $4 million interest expense add-back to net income under the "if converted" method. The 53 million shares (28 million weighted-average) issued in exchange for $428 million of convertible debt in Q4'19 were not included as their inclusion would have been anti-dilutive.

25 FIRST QUARTER 2020 FINANCIAL RESULTS | APRIL 28, 2020

AMD

APPENDICES

Share Count Overview

Shares (millions) [1]	Q4'19 Actual	Q1'20 Actual	Q2'20 Estimate	2020 Estimate
Basic Shares	1,140	1,170	1,173	1,177
Dilutive impacts from:				
Employee Equity Grants [2]	17	23	22	20
Diluted Shares (without 2026 Convertible Notes)	1,157	1,193	1,195	1,197
2026 Convertible Notes [3]	59	31	31	31
Diluted Shares (with 2026 Convertible Notes)	1,216	1,224	1,226	1,228

The table above provides actual share count for Q4'19 and Q1'20, and an estimate of share count that may be used when calculating GAAP and non-GAAP diluted earnings per share for Q2'20 and FY'20.

(1) Share counts are weighted average shares.

(2) The dilutive impact of employee equity grants is based on the Treasury Stock method and is dependent upon the average stock price during the period. The Q1'20 and Q4'19 average stock price was $48.14 and $36.41, respectively. The Q1'20 average stock price of $48.14 was assumed for the Q2'20 and FY'20 estimates.

(3) The dilutive impact from the 2.125% Convertible Senior Notes due 2026 (2026 Convertible Notes) is based on the If-Converted method, where the interest costs associated with the 2026 Convertible Notes are added back to the Net Income and the shares underlying the 2026 Convertible Notes are assumed to be converted and are added to the share count. The impact from the 2026 Convertible Notes, if dilutive, is included in diluted EPS calculation. For the GAAP computation, the add-back to net income includes cash and non-cash interest expense, while only the cash interest expense is added back to non-GAAP net income. The dilutive shares associated with the 2026 Convertible Notes reflect the weighted average shares subject to conversion during each period.

Moving forward, assuming positive earnings per share, the potential factors we expect may impact AMD's diluted share count include:

- On-going employee equity grants, and
- The 2026 Convertible Notes, which has 31 million underlying shares.

26 FIRST QUARTER 2020 FINANCIAL RESULTS | APRIL 28, 2020

AMD

APPENDICES Total Debt (Net) (Millions) Q2’18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 6.75% Senior Notes due 2019 $ 153 $ 66 $ 66 $ – $ – $ – $ – $ – 7.50% Senior Notes due 2022 347 337 337 312 312 312 312 312 7.00% Senior Notes due 2024 310 310 250 176 176 96 – – 2.125% Convertible Senior Notes due 2026 805 805 805 805 805 679 251 251 Borrowings from secured revolving line of credit, net 70 70 70 70 – – – – Total Debt (principal amount) $ 1,685 $ 1,588 $ 1,528 $ 1,363 $ 1,293 $ 1,087 $ 563 $ 563 Unamortized debt discount associated with 2.125% Convertible Senior Notes due 2026 (274) (268) (262) (256) (250) (205) (73) (71) Unamortized debt issuance costs (18) (17) (16) (13) (12) (10) (4) (4) Other – – – – – – – – Total Debt (net) $ 1,393 $ 1,303 $ 1,250 $ 1,094 $ 1,031 $ 872 $ 486 $ 488 27 FIRST QUARTER 2020 FINANCIAL RESULTS | APRIL 28, 2020